UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-A
______________

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

CHESAPEAKE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	73-1395733
(State of incorporation or organization)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered	Name of exchange on which each class is to be registered
2.25% Contingent Convertible Senior Notes due 2038 and guarantees thereof	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates (if applicable): N/A

Securities to be registered pursuant to Section 12(g) of the Act:  None

*Includes subsidiaries of Chesapeake Energy Corporation identified on the following pages:

Arkansas Midstream Gas Services Corp.
(Exact name of registrant as specified in its charter)

Arkansas	20-8306047
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Louisiana Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	73-1524569
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Marketing, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1439175
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Operating, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1343196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Diamond Y Enterprise, Incorporated
(Exact name of registrant as specified in its charter)

Pennsylvania	26-0004174
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Gene D. Yost & Son, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	20-5550602
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Bluestem Gas Services, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-174765
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Carmen Acquisition, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1604860
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Appalachia, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-3774650
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Exploration, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	71-0934234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Land Company, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-2099392
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Royalty, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1549744
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

CHK Holdings, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	41-2050649
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Gothic Production, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1539475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Hawg Hauling & Disposal, LLC
(Exact name of registrant as specified in its charter)

Delaware	06-1706211
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Hodges Trucking Company, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1293811
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MC Mineral Company, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	61-1448831
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MidCon Compression, L.L.C..
(Exact name of registrant as specified in its charter)

Oklahoma	20-0299525
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Nomac Drilling, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1606317
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Texas Midstream Gas Services, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-5093006
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Louisiana, L.P.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1519126
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Arkansas Midstream Gas Services Corp.
(Exact name of registrant as specified in its charter)

Arkansas	20-8306047
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Louisiana Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	73-1524569
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Marketing, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1439175
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Operating, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1343196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Diamond Y Enterprise, Incorporated
(Exact name of registrant as specified in its charter)

Pennsylvania	26-0004174
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Gene D. Yost & Son, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	20-5550602
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Bluestem Gas Services, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-174765
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Carmen Acquisition, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1604860
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Appalachia, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-3774650
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Exploration, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	71-0934234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Land Company, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-2099392
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Royalty, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1549744
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

CHK Holdings, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	41-2050649
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Gothic Production, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1539475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Hawg Hauling & Disposal, LLC
(Exact name of registrant as specified in its charter)

Delaware	06-1706211
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Hodges Trucking Company, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1293811
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MC Mineral Company, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	61-1448831
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MidCon Compression, L.L.C..
(Exact name of registrant as specified in its charter)

Oklahoma	20-0299525
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Nomac Drilling, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1606317
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Texas Midstream Gas Services, L.L.C.
(Exact name of registrant as specified in its charter)

Oklahoma	20-5093006
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Louisiana, L.P.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1519126
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Item 1. Description of Registrant’s Securities to be Registered.

The securities to be registered consist of 2.25% Contingent Convertible Senior Notes due 2038 (the “Convertible Notes”) of Chesapeake Energy Corporation (the "Registrant") and the guarantees thereof by certain of the Registrant's subsidiaries (the "Subsidiary Guarantors"). The Registrant and the Subsidiary Guarantors hereby incorporate by reference herein the description of the terms, rights and preferences of the Convertible Notes and the related guarantees set forth under the caption "Description of Notes" in the Prospectus Supplement dated May 20, 2008 to the Prospectus dated May 19, 2008 filed by the Registrant and the Subsidiary Guarantors under Rule 424(b)(2) under the Securities Act of 1933 on May 22, 2008 and forming a part of their registration statement on Form S-3 (No. 333-151011).

Item 2. Exhibits.

The following exhibits are filed pursuant to the Instruction to Item 2:

Exhibit No.	Description
1.	Registrant’s Restated Certificate of Incorporation, as amended. Incorporated herein by reference to Exhibit 3.1.1 to Registrant’s Form 10-Q for the quarter ended June 30, 2006.

2.
Registrant’s Certificate of Designation of Series A Junior Participating Preferred Stock, as amended. Incorporated herein by reference to Exhibit 3.1.2 to the Registrant’s Form 10-Q for the quarter ended June 30, 2006.

3.
Registrant’s Certificate of Designation of 4.125% Cumulative Convertible Preferred Stock, as amended. Incorporated herein by reference to Exhibit 4.1.3 to Registrant’s registration statement on Form S-8 (No. 333-151762) filed June 18, 2008.

4.
Registrant’s Certificate of Designation of 5.0% Cumulative Convertible Preferred Stock (Series 2005), as amended. Incorporated herein by reference to Exhibit 3.1.5 of the Registrant’s Form 10-K for the year ended December 31, 2007.

6.
Registrant’s Certificate of Designation of 4.50% Cumulative Convertible Preferred Stock. Incorporated herein by reference to Exhibit 3.1 to Registrant’s current report on Form 8-K filed September 15, 2005.

7.
Registrant’s Certificate of Designation of 5.0% Cumulative Convertible Preferred Stock (Series 2005B). Incorporated herein by reference to Exhibit 4.1.6 to Registrant’s registration statement on Form S-8 (No. 333-151762) filed June 18, 2008.

8.
Registrant’s Certificate of Designation of 6.25% Mandatory Convertible Preferred Stock, as amended. Incorporated herein by reference to Exhibit 3.1.7 to Registrant’s Form 10-K for the year ended December 31, 2007.

9.	Registrant’s Amended and Restated Bylaws. Incorporated herein by reference to Exhibit 3.1 to Registrant’s current report on Form 8-K filed June 13, 2007.

10.
Rights Agreement dated July 15, 1998 between Registrant and UMB Bank, N.A., as Rights Agent. Incorporated herein by reference to Exhibit 1 to Registrant’s registration statement on Form 8-A filed July 16, 1998. Amendment No. 1 to Rights Agreement dated September 11, 1998. Incorporated herein by reference to Exhibit 10.3 to the Registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 1998. Amendment No. 2 dated March 3, 2006. Incorporated herein by reference to Exhibit 10.6.1 to Chesapeake’s annual report on Form 10-K for the year ended December 31, 2005.

11.
Indenture dated as of May 27, 2008 among Registrant as Issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to 2.25% Contingent Convertible Senior Notes due 2038. Incorporated herein by reference to Exhibit 4.2 to Registrant’s current report on Form 8-K filed May 29, 2008.

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Registrants:

CHESAPEAKE ENERGY CORPORATION,

By:	/s/ Jennifer M. Grigsby
Name: Jennifer M. Grigsby
Title: Senior Vice President, Treasurer and Corporate Secretary

ARKANSAS MIDSTREAM GAS SERVICES CORP.,
CHESAPEAKE ENERGY LOUISIANA CORPORATION,
CHESAPEAKE ENERGY MARKETING, INC.,
CHESAPEAKE OPERATING, INC.,
DIAMOND Y ENTERPRISE, INCORPORATED,
GENE D. YOST & SON, INC.,
BLUESTEM GAS SERVICES, L.L.C.,
CARMEN ACQUISITION, L.L.C.,
CHESAPEAKE APPALACHIA, L.L.C.,
CHESAPEAKE LAND COMPANY, L.L.C.,
CHESAPEAKE EXPLORATION, L.L.C.,
CHESAPEAKE ROYALTY, L.L.C.,
CHK HOLDINGS, L.L.C.,
GOTHIC PRODUCTION, L.L.C.,
HODGES TRUCKING COMPANY, L.L.C.,
MC MINERAL COMPANY, L.L.C.,
MIDCON COMPRESSION, L.L.C.,
TEXAS MIDSTREAM GAS SERVICES, L.L.C.,

For each of the above:

By:	/s/ Jennifer M. Grigsby
Name: Jennifer M. Grigsby
Title: Senior Vice President, Treasurer and Corporate Secretary

NOMAC DRILLING, L.L.C.,
By: Chesapeake Operating Inc., its Sole Manager

By:	/s/ Jennifer M. Grigsby
Name: Jennifer M. Grigsby
Title: Senior Vice President, Treasurer and Corporate Secretary

HAWG HAULING & DISPOSAL, LLC,
By: Diamond Y Enterprise, Incorporated., its Sole Member

By:	/s/ Jennifer M. Grigsby
Name: Jennifer M. Grigsby
Title: Senior Vice President, Treasurer and Corporate Secretary

CHESAPEAKE LOUISIANA, L.P.,
By: Chesapeake Operating Inc., its General Partner

By:	/s/ Jennifer M. Grigsby
Name: Jennifer M. Grigsby
Title: Senior Vice President, Treasurer and Corporate Secretary

Date:  June 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.	Registrant’s Restated Certificate of Incorporation, as amended. Incorporated herein by reference to Exhibit 3.1.1 to Registrant’s Form 10-Q for the quarter ended June 30, 2006.

2.
Registrant’s Certificate of Designation of Series A Junior Participating Preferred Stock, as amended. Incorporated herein by reference to Exhibit 3.1.2 to the Registrant’s Form 10-Q for the quarter ended June 30, 2006.

3.
Registrant’s Certificate of Designation of 4.125% Cumulative Convertible Preferred Stock, as amended. Incorporated herein by reference to Exhibit 4.1.3 to Registrant’s registration statement on Form S-8 (No. 333-151762) filed June 18, 2008.

4.
Registrant’s Certificate of Designation of 5.0% Cumulative Convertible Preferred Stock (Series 2005), as amended. Incorporated herein by reference to Exhibit 3.1.5 of the Registrant’s Form 10-K for the year ended December 31, 2007.

6.
Registrant’s Certificate of Designation of 4.50% Cumulative Convertible Preferred Stock. Incorporated herein by reference to Exhibit 3.1 to Registrant’s current report on Form 8-K filed September 15, 2005.

7.
Registrant’s Certificate of Designation of 5.0% Cumulative Convertible Preferred Stock (Series 2005B). Incorporated herein by reference to Exhibit 4.1.6 to Registrant’s registration statement on Form S-8 (No. 333-151762) filed June 18, 2008.

8.
Registrant’s Certificate of Designation of 6.25% Mandatory Convertible Preferred Stock, as amended. Incorporated herein by reference to Exhibit 3.1.7 to Registrant’s Form 10-K for the year ended December 31, 2007.

9.	Registrant’s Amended and Restated Bylaws. Incorporated herein by reference to Exhibit 3.1 to Registrant’s current report on Form 8-K filed June 13, 2007.

10.
Rights Agreement dated July 15, 1998 between Registrant and UMB Bank, N.A., as Rights Agent. Incorporated herein by reference to Exhibit 1 to Registrant’s registration statement on Form 8-A filed July 16, 1998. Amendment No. 1 to Rights Agreement dated September 11, 1998. Incorporated herein by reference to Exhibit 10.3 to the Registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 1998. Amendment No. 2 dated March 3, 2006. Incorporated herein by reference to Exhibit 10.6.1 to Chesapeake’s annual report on Form 10-K for the year ended December 31, 2005.

11.
Indenture dated as of May 27, 2008 among Registrant as Issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to 2.25% Contingent Convertible Senior Notes due 2038. Incorporated herein by reference to Exhibit 4.2 to Registrant’s current report on Form 8-K filed May 29, 2008.